Exhibit 10.23.1

STOCK OPTION AGREEMENT

(VESTING)

Between:

HELIUS MEDICAL TECHNOLOGIES, INC.

And:

Helius Medical Technologies, Inc.
12 Penns Trail, Newtown, PA 18940

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STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (THE “AGREEMENT”) MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE COMPANY’S JUNE 2014 STOCK INCENTIVE PLAN, INCORPORATED HEREIN BY REFERENCE.  A COPY OF THE JUNE 2014 STOCK INCENTIVE PLAN WILL BE PROVIDED TO THE OPTIONEE AT THE TIME OF ISSUING THIS OPTION.  THE GRANT OF THIS OPTION SHALL NOT IMPOSE AN OBLIGATION UPON THE OPTIONEE TO EXERCISE THIS OPTION.

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into to be effective as of the ____ day of June, 2014 (the “Grant Date”).

BETWEEN:

HELIUS MEDICAL TECHNOLOGIES, INC., a company organized under the laws of the State of Wyoming, U.S.A., and having a business office and an address for notice and delivery located at 12 Penns Trail, Newtown, PA  18940

(the “Company”);

OF THE FIRST PART

AND:

, having an address for notice and
delivery located at

(the “Optionee”).

OF THE SECOND PART

whereas:

(A)The Board of Directors of the Company (the “Board”) has approved and adopted the “June 2014 Stock Incentive Plan” as amended from time to time (the “Plan”), pursuant to which the Board is authorized to grant to employees and other selected persons stock options to purchase Class A common stock of the Company (the “Common Stock”);

(B)The Plan provides for the granting of stock options that either (i) are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or (ii) do not qualify as Incentive Stock Options under Section 422 of the Code (“Non-Qualified Stock Options”); and

(C)The Board has authorized the grant to the Optionee of options to purchase a total of __________________ shares of Common Stock (the “Options”); and

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NOW THEREFORE, the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan, _______________ shares of Common Stock.  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

1.Limitation on the Number of Shares.   If the Options granted hereby are Incentive Stock Options, the number of shares which may be acquired upon exercise thereof is subject to the limitations set forth in Section 7.3 of the Plan.

2.Vesting Schedule and Exercise Price.   The Options are exercisable in accordance with the vesting schedule set forth in Exhibit A hereto.  The exercise price payable upon exercise of this Option shall be ______________per share of Common Stock.

3.Options not Transferable.   No right or interest of the Optionee in any unexercised Option may be pledged, encumbered or hypothecated to or in favour of any party other than to the Company or a Related Entity (as defined in the Plan) or Affiliate (as defined in the Plan).  No Option shall be sold, assigned, transferred or disposed of by the Optionee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to the Option; provided, however, that the Administrator (as defined in the Plan) may, but need not, permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to the transfer of an Option.  Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions thereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by the Plan, such attempted transaction or process shall be null and void.

4.Investment Intent.   By accepting the Options the Optionee represents and agrees that none of the shares of Common Stock purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations.  In addition, the Company may require, as a condition of exercising the Options, that the Optionee execute an undertaking, in such a form as the Company shall reasonably specify, that the Common Stock is being purchased only for investment and without any then-present intention to sell or distribute such shares.

5.Exercise of Options Following Termination.   The Options shall terminate, to the extent not previously exercised, on ◆ (the “Expiration Date”) and may not be exercised after that date.  An Option may be exercised following the termination of the Optionee’s Continuous Service (as defined in the Plan) only as described below; provided, however, that the Option shall terminate to the extent not exercised on the earlier of: (i) last day of the period provided below; (ii) the Expiration Date; or (iii) ten years from the Grant Date (five years for a Ten Percent Stockholder (as defined in the Plan) if the Option is an Incentive Stock Option), whichever occurs first:

(a)

if for any reason other than Disability (as defined in the Plan) or death, the Optionee terminates Continuous Service, vested Options held at the date of such termination may be exercised, in whole or in part, at any time within three months after the date of such termination;

(b)	if the Optionee granted an Incentive Stock Option terminates employment but continues as a Consultant (as defined in the Plan), such that there has been no

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termination of Continuous Service, the Optionee need not exercise an Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three months of termination of Continuous Service (one year in the event of Disability or death).  However, if the Optionee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code, the Option shall not qualify as an Incentive Stock Option;

(c)

if the Optionee becomes Disabled while rendering Continuous Service, or dies while employed by the Company or a Related Entity or within three months thereafter, vested Options then held may be exercised by the Optionee, the Optionee’s personal representative or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death; and

(d)

in the event the Optionee’s Continuous Service has been terminated for Cause (as defined in the Plan), he or she shall immediately forfeit all rights to any and all outstanding Options, vested and unvested.  The determination that termination was for Cause shall be final and conclusive.  In making its determination, the Board shall give the Optionee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Optionee’s behalf.

Unvested Options granted pursuant hereto shall terminate immediately upon termination of the Optionee’s employment or contractual relationship with the Company or a Related Entity for any reason whatsoever, including death or Disability, unless vesting is accelerated by the Administrator in accordance with the Plan.

6.Adjustment for Changes in Capitalization.   In the case of any increase or decrease in the capital of the Company resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of shares or like change to the capital of the Company, the number of shares of Common Stock issuable pursuant to the exercise of the Options and the exercise price shall be proportionately adjusted as set forth in the Plan.

7.Exercise of Option.   Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that any Optionee who is subject to the reporting and liability provisions of Section 16 of the Exchange Act (as defined in the Plan) with respect to the Common Stock shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six months immediately following the Grant Date.  If less than all of the shares of Common Stock included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the termination of the Option.

Each exercise of the Options shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit B) to the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and including such representations and agreements regarding the Optionee’s investment intent and access to information and other matters, if any, as may be required by the Company to comply with applicable securities laws, together with payment in the amount of the full exercise price for the Common Stock to be purchased.  Upon receipt and acceptance by the Company of such notice accompanied by the payment specified, the Optionee shall be deemed to be the record owner of the shares of Common Stock purchased, notwithstanding that the stock transfer books of Company may then be closed or that certificates representing the shares of Common Stock purchased under this Option may not then be actually delivered to the Optionee.

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8.Payment of Exercise Price.   Payment of the exercise price for the Common Stock to be purchased can be made by any of the following means, at the discretion of the Administrator:

(a)by cash, cashier’s check or wire transfer;

(b)

if permitted by the policies of any stock exchange on which the Company may be listed from time to time, by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c)

if permitted by the policies of any stock exchange on which the Company may be listed from time to time, by forfeiture of shares of Common Stock equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Optionee to accept that number of shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a	=	the net shares to be issued to the Optionee;
b	=	the number of Options being exercised;
c	=	the Fair Market Value (as defined in the Plan); and
d	=	the exercise price of the Options;

(d)

if permitted by the policies of any stock exchange on which the Company may be listed from time to time, by a “cashless exercise”, in which event the Company shall issue to the Optionee the number of shares of Common Stock determined as follows:

where:

a	=	the net shares to be issued to the Optionee;
b	=	the number of Options being exercised;
c	=

the average of the “Closing Sale Price”s (as defined below) of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the five trading days ending on the date immediately preceding the Exercise Date; and

d	=	the exercise price of the Options.

For purposes of this Option, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets,

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or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 p.m., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported by the OTC Markets Group Inc.  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Optionee.  If the Company and the Optionee are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Optionee or (b) the disputed arithmetic calculation of the shares of Common Stock to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Optionee of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.  For purposes of Rule 144 promulgated under the United States Securities Act of 1933, as amended, it is intended, understood and acknowledged that the shares of Common Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Optionee, and the holding period for the shares shall be deemed to have commenced, on the date this Option was originally issued (provided that the United States Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise);

(e)

by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations; and

(f)

by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law and the policies of any stock exchange on which the Company may be listed from time to time.

9.Withholding Taxes.   Whenever shares of Common Stock are forfeited pursuant to a “deemed net-stock exercise” or exercised by way of “cashless exercise”, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations.  When, under applicable tax laws, an Optionee incurs tax liability in connection with the exercise or vesting of any Option, the disposition by an Optionee or other person of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Optionee to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions.  Any such payment must be made promptly when the amount of such obligation

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becomes determinable.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit an Optionee to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with shares of Common Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income.  The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Common Stock to which the Optionee is entitled as a result of the exercise of an Option, or (ii) delivering to the Company shares of Common Stock that have been owned by the Optionee for more than six months, unless the delivery of shares of Common Stock is otherwise exempt from Section 16 of the Exchange Act.  An Optionee who has made an election to pay withholding tax obligations in shares of Common Stock pursuant to this Section 9 may satisfy such obligation only with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.  The shares of Common Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

10.Corporate Transactions/Changes in Control/Related Entity Dispositions.

(a)

The Company is Not the Survivor.   The Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction (as defined in the Plan) or Related Entity Disposition (as defined in the Plan) in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation (i) to cancel this Option upon payment in cash to the Optionee of the amount by which any cash and the Fair Market Value of any other property which the Optionee would have received as consideration for the shares of Common Stock covered by the Option if the Option had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Option, or (ii) to negotiate to have such Option assumed by the surviving corporation.  The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which the Option may be exercised.  Subsection 10(c) shall control with respect to any acceleration in vesting in the event of Change of Control (as defined in the Plan).

The Administrator shall also have the authority:

(i)	to release the Options from restrictions on transfer and repurchase or forfeiture rights of such Options on such terms and conditions as the Administrator may specify, and

(ii)

to condition vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Optionee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

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Effective upon the consummation of a Corporate Transaction or Related Entity Disposition, all outstanding Options not exercised by the Optionee or assumed by the successor corporation shall terminate.

(b)

Company is the Survivor.   In the event of a Corporate Transaction or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised.  The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for these purposes.  Any restrictions applicable to such Options shall apply as well to any replacement shares received by the Optionee as a result.

(c)	Change in Control. If there is a Change of Control, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change.

11.Subject to June 2014 Stock Incentive Plan.   The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

12.Professional Advice.   The acceptance of the Options and the sale of shares of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee.  Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options for the shares of Common Stock.  Without limiting other matters to be considered, the Optionee should consider whether upon the exercise of an Incentive Stock Option, the Optionee will timely file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code for alternative minimum tax (AMT) purposes.

13.No Employment Relationship.   Nothing in this Agreement or the Plan shall confer or be deemed to confer on any Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Optionee’s employment or other relationship at any time, with or without Cause.

14.Privileges of Stock Ownership.   No Optionee shall have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the Optionee.  After shares of Common Stock are issued to the Optionee, the Optionee shall be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock.

15.Entire Agreement.   This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

16.Notices.   Any notice required or permitted to be made or given hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

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(a)if to the Company:

Suite 1980, 1075 West Georgia Street, Vancouver, BC, Canada V6E 3C9

Attention:  Chief Financial Officer;

with a copy to:

McMillan LLP

Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada,
V6E 4N7

Attention:  Mr. Desmond Balakrishnan; and

(b)if to the Optionee:

__________________________________________________________

17.Legends.

THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE OF THESE OPTIONS.  ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF THESE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF COMMON STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.

UNLESS ISSUED PURSUANT TO A REGISTRATION OR AN EXEMPTION FROM REGISTRATION, THE SHARES OF COMMON STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND WILL BEAR A LEGEND RESTRICTING RESALE.  FOR OPTIONEES THAT ARE “AFFILIATES” OF THE COMPANY (AS DEFINED IN RULE 144), SUCH SHARES WILL BE “RESTRICTED SECURITIES” UNDER RULE 144 EVEN IF ISSUED PURSUANT TO A REGISTRATION AND ANY RESALE MUST BE MADE IN ACCORDANCE WITH THE REQUIREMENTS OF RULE 144.

IF THE THESE OPTIONS ARE EXERCISED BY AN ELIGIBLE PARTICIPANT WHO RESIDES WITHIN, OR IS SUBJECT TO THE LAWS OF, THE UNITED STATES OR IS A U.S. PERSON, THEN THE FOLLOWING ADDITIONAL LEGEND MAY APPEAR ON THE SHARES OF COMMON STOCK ISSUED PURSUANT TO THE EXERCISE OF THE OPTIONS: “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.  THE STOCK

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TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.”.

IF THE THESE OPTIONS ARE EXERCISED BY AN ELIGIBLE PARTICIPANT WHO RESIDES WITHIN, OR IS SUBJECT TO THE LAWS OF CANADA, THEN THE FOLLOWING ADDITIONAL LEGENDS MAY APPEAR ON THE SHARES OF COMMON STOCK ISSUED PURSUANT TO THE EXERCISE OF THE OPTIONS: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION OR COMPLIANCE WITH REGULATION S.  FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.  IN ADDITION, AND UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES IN CANADA BEFORE THE EARLIER OF (I) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE THE COMPANY FIRST BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA, AND (II) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

IF THE THESE OPTIONS ARE EXERCISED BY AN ELIGIBLE PARTICIPANT WHO RESIDES OUTSIDE OF NORTH AMERICA, THEN THE FOLLOWING ADDITIONAL LEGEND MAY APPEAR ON THE SHARES OF COMMON STOCK ISSUED PURSUANT TO THE EXERCISE OF THE OPTIONS: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION OR COMPLIANCE WITH REGULATION S.  FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

The COMMON SEAL of	)
HELIUS MEDICAL	)
TECHNOLOGIES, INC.	)
the Company herein,	)
was hereunto affixed in the presence of:	)	(C/S)
)
)
)
Authorized Signatory	)

SIGNED, SEALED and DELIVERED by	)
,	)
the Optionee herein, in the presence of:	)
)
)
)
Witness Signature	)
)
)
Witness Address	)
)
)
Witness Name and Occupation	)

__________

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Exhibit A

To the Helius Medical Technologies, Inc. Stock Option Agreement

VESTING SCHEDULE

The Options shall vest as follows:

	Number	Vesting Date

Total:

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Exhibit B

To the Helius Medical Technologies, Inc. Stock Option Agreement

NOTICE OF ELECTION TO EXERCISE

This Notice of Election to Exercise (the “Notice”) shall constitute proper notice pursuant to Section 7.2(d) of the Helius Medical Technologies, Inc. “June 2014 Stock Incentive Plan” (the “Plan”) and Section 7 of that certain Stock Option Agreement (the “Agreement”) dated as of June ◆, 2014, between Helius Medical Technologies, Inc. (the “Company”) and the undersigned optionee (the “Optionee”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

The undersigned Optionee hereby elects to exercise the Optionee’s option to purchase ____________________ shares (each a “Share”) of the Class A common stock (the “Common Stock”) of the Company at a price of U.S. $◆ per Share, for aggregate consideration of $_________________, on the terms and conditions set forth in the Agreement and the Plan.  Such aggregate consideration, in the form specified in Section 8 of the Agreement, accompanies this Notice.

The Optionee, and the Optionee’s designate if applicable, understands that no Shares of Common Stock will be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), exchange on which Common Stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.  The Optionee, and the Optionee’s designate if applicable, hereby acknowledges, represents, warrants and agrees, to and with the Company as follows:

(a)

the Shares the Optionee, or the Optionee’s designate if applicable, is purchasing are being acquired for the Optionee’s, or for the Optionee’s designate’s if applicable, own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except if the Optionee, or the Optionee’s designate if applicable, is married, that person’s spouse) will own any interest therein;

(b)	the Optionee, or the Optionee’s designate if applicable, will not sell or dispose of the Shares in violation of the Securities Act or any other applicable federal or state securities laws;

(c)

if and so long as the Optionee, or the Optionee’s designate if applicable, is subject to the reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Optionee, and the Optionee’s designate if applicable, recognizes that any sale by the Optionee, or by the Optionee’s designate if applicable, or their respective and immediate families, of the Company’s Common Stock within six months before or after any grant or exercise of the Optionee’s stock Options may create liability for the Optionee, or for the Optionee’s designate if applicable, under Section 16(b) of the Exchange Act (“Section 16(b)”);

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(d)

the Optionee, and the Optionee’s designate if applicable, has consulted with the Optionee’s, and the Optionee’s designate’s if applicable, counsel regarding the application of Section 16(b) to this exercise of the Optionee’s stock Options;

(e)

the Optionee, and the Optionee’s designate if applicable, will consult with their respective counsel regarding the application of Section 16(b) before the Optionee, or the Optionee’s designate if applicable, makes any sale of the Company’s Common Stock, including the Shares, within six months after the date of this Notice;

(f)

the Optionee, and the Optionee’s designate if applicable, will assist the Company in the filing of and will timely file all reports that the Optionee, or the Optionee’s designate if applicable, may be required to file under the federal securities laws;

(g)

the Optionee, and the Optionee’s designate if applicable, agrees that the Company may, without liability for its good faith actions, place legend restrictions upon the Shares and issue “stop transfer” instructions requiring compliance with applicable securities laws and the terms of the Optionee’s stock Options; and

(h)

if any of the Shares are being acquired solely for the account of the Optionee’s designate, each of the Optionee and the Optionee’s designate is either a consultant or advisor to the Company, the Optionee is under privity of contract or arrangement with the Company and each of the Optionee and the Optionee’s designate, in such capacity, has rendered bona fide services to the Company which include, but are not limited to, financial, administrative and/or managerial services; provided that neither the Optionee nor the Optionee’s designate rendered or renders services, directly or indirectly, to promote or maintain a market for the Company’s securities and, furthermore, provided that no such services were rendered or are being rendered in connection with the offer or sale of securities in a capital-raising transaction on behalf of the Company; failing any of which any Shares acquired hereunder may not be or may not have been registerable under the Securities Act and may not be sold unless they are sold pursuant to an exemption from registration under the Securities Act.

The foregoing restrictions or notice thereof may be placed on the certificates representing the Shares purchased pursuant to the Options and the Company may refuse to issue the certificates or to transfer the Shares on its books unless it is satisfied that no violation of such restrictions will occur.

The undersigned Optionee has executed this Notice this _____ day of ________________, _______.

Registration respecting the Optionee (must be completed by the Optionee):

(Print Optionee’s name)	(Optionee’s signature)

(Optionee - Print name of spouse	(Address for Optionee)
if you wish joint registration)

Registration respecting the Optionee’s designate (complete if applicable only)	:

--  Stock Option Agreement  --

--  Helius Medical Technologies, Inc. --

LEGAL_22501608.1

(Print Optionee’s designate’s name)	(Optionee’s designate’s signature)

(Optionee’s designate - Print name of	(Address for Optionee’s designate)
spouse if you wish joint registration)

--  Stock Option Agreement  --

--  Helius Medical Technologies, Inc. --

LEGAL_22501608.1